UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2020

Revance Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
7555 Gateway Boulevard, Newark, California, 94560
(Address, including zip code, of principal executive offices)

(510) 742-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVNC	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
At the Company’s 2020 annual meeting of stockholders held on May 14, 2020, the stockholders voted on the three proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the 2020 annual meeting (the “2020 Proxy Statement”), filed with the Securities and Exchange Commission on March 26, 2020. The results of the matters voted upon at the meeting were:

1.
Each of the Class III nominees of the Company’s Board of Directors were elected to hold office until the Company’s 2023 annual meeting of stockholders, as follows: Jill Beraud: 41,187,874 shares of common stock voted for and 213,246 withheld; and Robert Byrnes: 31,963,692 shares of common stock voted for and 9,437,428 withheld. There were a total of 6,301,130 broker non-votes for the election of the Class III nominees. The terms of office of Class I directors, Angus C. Russell, Phyllis Gardner, M.D. and Julian S. Gangolli, continue until the Company’s 2021 annual meeting of stockholders. The terms of office of Class II directors, Mark J. Foley, Chris Nolet and Philip J. Vickers, Ph.D., continue until the Company’s 2022 annual meeting of stockholders.

2.
The stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020, as follows: 47,178,385 shares of common stock voted for, 438,449 against, 85,416 abstaining, and no broker non-votes.

3.
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2020 Proxy Statement, as follows: 21,647,238 shares of common stock voted for, 18,922,649 against, 831,233 abstaining, and 6,301,130 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 15, 2020	Revance Therapeutics, Inc.

		By:	/s/ Tobin C. Schilke
Tobin C. Schilke
Chief Financial Officer